Exhibit 99.1

XFONE, INC. NAMES GILAD AMOZEG AS CHIEF FINANCIAL OFFICER

Jackson, Mississippi - February 5, 2007 - XFONE, Inc. (AMEX, TASE: XFN), an international diversified communications services company, today announced the appointment of Gilad Amozeg to the additional position of Chief Financial Officer. Mr. Amozeg recently joined Xfone as Executive Vice President.

Guy Nissenson, President and CEO of XFONE, Inc. commented, “Gilad’s background blends strong financial and operational experience. He is well suited to help guide the strategic direction of Xfone as CFO as we grow our business, both organically and through mergers and acquisitions, on an international scale.”

Most recently Mr. Amozeg was Chief Executive Officer of ad notam LLC, a German manufacturer of mirror televisions, where he established the company’s operations in the United States. Before that, he served as the Senior Associate, Mergers & Acquisitions at Zellermayer & Pelossof, a leading law firm in Israel. While there he led the takeover and restructuring of Israel’s leading investment vehicle, Gmul Investment Company and was subsequently appointed to the company’s Board of Directors where he assisted their IPO on the Tel Aviv stock exchange. Prior to that, Mr. Amozeg was an associate attorney within Israel’s Ministry of Finance, specializing in issues related to the Pension Fund industry.

Mr. Amozeg earned an LL.B degree (cum laude) in Corporate Law and Corporate Finance from the Hebrew University of Jerusalem, where he also received a LL.M (magna cum laude) degree in Taxation. He holds an MBA degree in Finance with a concentration in Private Equity: Buyouts from The Wharton School at The University of Pennsylvania in the United States.

About XFONE, Inc.

A U.S.-domiciled corporation, XFONE, Inc. is an international voice, video and data communications services provider with operations in the United Kingdom, the United States and Israel that offers a wide range of services, which include: local, long distance and international telephony services; prepaid and postpaid calling cards; cellular services; Internet services; messaging services (Email/Fax Broadcast, Email2Fax and Cyber-Number); and reselling opportunities. The Company serves customers across Europe, Asia, North America, South America, Australia and Africa. For the company’s website, please visit: www.xfone.com

This press release contains forward-looking statements. The words or phrases "would be," "will allow," "intends to," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify "forward-looking statements." The Company's financial and operational results reflected above should not be construed by any means as representative of the current or future value of its common stock. All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the Company's plans, beliefs, estimates and expectations. These statements are based on current estimates and projections, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. These risks and uncertainties include issues related to: rapidly changing technology and evolving standards in the industries in which the Company and its subsidiaries operate; the ability to obtain sufficient funding to continue operations, maintain adequate cash flow, profitably exploit new business, license and sign new agreements; the unpredictable nature of consumer preferences; and other factors set forth in the Company's most recently filed annual report and registration statement. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Readers should carefully review the risks and uncertainties described in other documents that the Company files from time to time with the U.S. Securities and Exchange Commission.

Contact Details:
Company Contact Gilad Amozeg XFONE, Inc. EVP & CFO Tel: (Israel) +972-39254406 E-mail: gilad@xfone.com	International IR Contact John Nesbett/Carlo Kyprios IMS Phone: 1.203.972.9200. E-mail: jnesbett@institutionalms.com	Israel IR Contact Zvi Rabin Kwan Communications Tel: (Israel) +972 50 560 0140 E-mail: zvi@kwan.co.il